FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        Report Under Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                       Current Report As Of June 20, 2005

                         Commission File Number 0-26999

                         GARB OIL AND POWER CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                                 87-0296694
--------------------------------                             -------------------
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                        1588 South Main Street, Suite 200
                           Salt Lake City, Utah 84115
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                    (Address of principal executive offices)


                                 (801) 832-9865
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                Registrant's telephone number including area code



                  ---------------------------------------------
                  Former Address, if changed since last report

Item 8.01. - Other Events.

         On June 21, 2005, the Company announced that Mr. Lou Zant was appointed by the Board of Directors as President and Chief Executive Officer of the Company. Mr. Zant replaces John C. Brewer, the Company's founder as president. Mr. Zant also was appointed a director to fill the vacancy created by the resignation of Charles Laver who resigned for personal and health reasons.

         Mr. Zant is fifty-three years old and received a bachelor's degree in Biological Science from the University of Mississippi in Oxford, Mississippi.

         Mr. Zant has had experience in management and marketing. Previously Mr. Zant worked for Britannia Jeans and previously was the director of the Calvin Klein Men's Division. In 1996 Mr. Zant was a founder of Net Touch Communication sometimes know as N'Touch. This company was sold to Total World Telecom. In 1998 he was one of the founders of GoSolutions , a telecommunication service company. Mr. Zant is a major shareholder of that company.

         The Company entered into an employment contract with Mr. Zant for a term of twelve months and providing for compensation at the rate of $12,500 per month, subject to funds being available, and other standard benefits. In addition, under the agreement Mr. Zant will receive an option to purchase at $.10 per share 3,000,000 shares of common stock for a term of twelve months and the Company agreed to file a registration statement for the resale of these shares.

         In addition, Mr. Zant received options from Garbilizer, Inc. One option has a twelve month term and covers 9,000,000 shares of the Company's common stock at an option price of $.50 per share. The other option is a right of first refusal for an unlimited term on 2,000,000 shares of common stock of the Company.

         Mr. Charles Laver resigned as a director of the Company for personal and health reasons.

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

Item 9.01. - Results of Operations and Financial Condition.

Exhibits:

The following exhibits are filed herewith or incorporated herein by reference. The SEC No. Refers to the Exhibit Table in Item 601 of Regulation S-B.

Exhibit
  No.                 Description                              Location
-------               -----------                              --------

3.1           Article of Incoropration                   Previoulsy Filed
                                                         Form 10, No. 0-14859.

3.2           Bylaws                                     Previously filed.
                                                         (Form 10)

10.1          Employment Agreement with John             Previously filed.
              Brewer.                                    (Form 10)

10.2          Agreement with Giant Tire                  Prevously filed.
              Recyclers, Inc.                            (10-KSB, 6-30-97)

10.3          Project Development and                    Previously filed.
              Construction Agreement with                (8-K, 5-11-98)
              Trenergy, Inc.

10.4          Extension Agreement with Giant             Previously filed.
              Tire Recyclers, Inc.                       (10-KSB, 6-30-01)

10.5          Agreement between Garbalizer               Previously filed.
              Corporation and the Company.               (10-KSB, 6-30-04)

10.6          Employement Agreement with Louis           Filed herewith.
              J. Zant.

21.1          List of Subsidiaries                       Previously filed.
                                                         (10-KSB, 6-30-95)

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

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2005

Garb Oil and Power Corporation


By /s/ John Brewer
  -------------------------------------
  President and Chief Executive Officer

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